UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-2

          [X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
          [ ]  Pre-Effective Amendment No. _____
          [ ]  Post-Effective Amendment No. _____

                          (Check appropriate box or boxes.)


                               Rand Capital Corporation
                  (Exact Name of Registrant as Specified in Charter)

                     2200 Rand Building, Buffalo, New York 14203
                  (Address of Principal Executive Offices)(Zip Code)

          Registrant's Telephone Number, including Area Code (716) 853-0802
                       ________________________________________

                               Allen F. Grum, President
                               Rand Capital Corporation
                                  2200 Rand Building
                               Buffalo, New York 14203
                                    (716) 853-0802

                 (Name, address and telephone number, including area
                             code, of agent for service)

                    Copies of all communications sent to agent for
                        service of process should be sent to:

                                 Ward B. Hinkle, Esq.
                    Hodgson, Russ, Andrews, Woods & Goodyear, LLP
                                 1800 One M & T Plaza
                               Buffalo, New York 14203

          Approximate Date of Proposed Public offerings: As soon as practicable after the effective date of this Registration Statement.

          If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X]

          It is proposed that this filing will become effective (check appropriate box)
               [X] when declared effective pursuant to section 8(c)

           Calculation of Registration Fee Under the Securities Act of 1933


                                      Proposed       Proposed
   Title of                           Maximum        Maximum        Amount of
   Securities Being    Amount Being   Offering Price Aggregate      Registration
   Registered          Registered     Per Share (1)  Offering Price Fee


   Common Stock        1,791,122      $1.688         $3,023,414     $916.09

           (1) Based on the average bid and asked prices on April 17, 1997.

                               RAND CAPITAL CORPORATION
                          Registration Statement of Form N-2

                                CROSS REFERENCE SHEET


          Part A

               Item Number                             Caption

          1.   Outside Front Cover                     Outside front cover

          2.   Inside Front and Outside
               Back Cover Page                         Inside front cover

          3.   Fee Table and Synopsis                  Fee Table; Summary

          4.   Financial Highlights                    Financial Highlights

          5.   Plan of Distribution                    Cover page; Plan of
                                                       Distribution

          6.   Selling Shareholders                    Selling Shareholders

          7.   Use of Proceeds                         Use of Proceeds

          8.   General Description of the
               Registrant                              Summary; History and
                                                       Business

          9.   Management                              Management

          10.  Capital Stock, Long-Term Debt,
               and Other Securities                    Capital Stock;
                                                       Dividend Policies

          11.  Defaults and Arrears on Senior
               Securities                              Not Applicable


          12.  Legal Proceedings                       Legal Proceedings;
                                                       Supplement

          13.  Table of Contents of the
               Statement of Additional
               Information                             Table of Contents of
                                                       Statement of
                                                       Additional
                                                       Information

          Part B

          Item Number                                  Caption

          14.  Cover Page                              Cover page

          15.  Table of Contents                       Table of Contents

          16.  General Information and History         Not applicable

          17.  Investment Objective and Policies       Portfolio Turnover

          18.  Management                              Management

          19.  Control Persons and Principal
               Holders of Securities                   Control Persons and
                                                       Principal Holders of
                                                       Securities

          20.  Investment Advisory and Other Services  Investment Advisory
                                                       and Other Services

          21.  Brokerage Allocation and Other
               Practices                               Allocation of
                                                       Brokerage

          22.  Tax Status                              Tax Status

          23.  Financial Statements                    Financial Statements

          Part C

          Information to be included in Part C is set forth under the appropriate Item, as numbered in Part C of this Registration Statement.

          PROSPECTUS
                               RAND CAPITAL CORPORATION
                               1,791,122 COMMON SHARES
                              __________________________

                    Rand Capital Corporation (the "Company" or "Rand") is a registered investment company that is classified as a diversified, closed-end management company. Its objective is long-term capital appreciation through high risk venture capital investments in companies having growth potential but whose securities, in most cases, have no public market. The Company's office is at 2200 Rand Building, Buffalo, New York 14203, telephone number (716) 853-0802.

               The securities offered hereby will be offered and sold by the selling shareholders described under "Selling Shareholders" (the "Selling Shareholders") for their respective accounts. Each Selling Shareholder will receive all of the net proceeds from the sale of the Shares owned by such shareholder. The distribution of the Shares by the Selling Shareholders may be effected from time to time in one or more transactions in the over-the-counter market or in negotiated transactions at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Company will not receive any of the proceeds from the sale of the Shares.

               This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. This Prospectus and the attached Statement of Additional Information ("SAI") of even date should be retained for future reference. Additional information about the Company including the SAI has been filed with the Securities and Exchange Commission, and additional copies of the SAI are available upon oral or written request and without charge by writing to the Company or calling (716) 853-0802. The table of contents of the Statement of Additional Information appears at page __ below.

               The Common Stock is traded in the over-the-counter market and listed on NASDAQ under the symbol "RAND." On April __, 1997 the last reported bid price for the Common Stock as reported on the NASDAQ consolidated reporting system was $____ per share. See "Price Range of Common Stock."

               The Common Stock offered hereby involves a high degree of risk. See "SUMMARY OF THE OFFERING -- Risk Factors." Historically, the Company's shares have frequently traded at a discount from net asset value. See "FINANCIAL HIGHLIGHTS."
                              _________________________
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    Price to        Sales Load      Proceeds to
                    Public (1)                      Company

    Per Share       $____           -0-             -0-

    Total           $_________      -0-             -0-


          (1) Estimated, based on last reported bid price for the Company's common stock on April __, 1997.
          (2) The expenses of the offering (other than commissions paid by the Selling Shareholders) are estimated to be $62,000 and will be borne by the Company.

           The date of this Prospectus and attached SAI is April __, 1997.

               No dealer, salesman, or other person has been authorized to give any information or make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering in any state in which such offering may not be lawfully made.

                                  TABLE OF CONTENTS

                                                                       Page

          Fee Table . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          Financial Highlights  . . . . . . . . . . . . . . . . . . . . . 7
          History and Business  . . . . . . . . . . . . . . . . . . . . . 8
          Plan of Distribution  . . . . . . . . . . . . . . . . . . . .  15
          Selling Shareholders  . . . . . . . . . . . . . . . . . . . .  16
          Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . .  18
          Management  . . . . . . . . . . . . . . . . . . . . . . . . .  18
          Capital Stock . . . . . . . . . . . . . . . . . . . . . . . .  19
          Dividend Policies . . . . . . . . . . . . . . . . . . . . . .  21
          Legal Proceedings . . . . . . . . . . . . . . . . . . . . . .  21
          Table of Contents of Statement of Additional Information  . .  22

               Until May __, 1997 (25 days after the commencement of this offering), all dealers effecting transactions in the Shares, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters.


          Investors are advised to read this Prospectus and to retain it for future reference.

          RAND CAPITAL CORPORATION, 2200 RAND BUILDING, BUFFALO, NY 14203
          (716) 853-0802

                                      FEE TABLE

          The following table shows per share expenses of the Company as a percentage of net asset value per share.

          Shareholder Transaction Expenses......................  -0-

          Annual Expenses (as a percentage of net assets attributable to common shares) (1):

              Management fees(2)........................ 6.16%

              Other Expenses(3) ........................ 3.76%

          Total Annual Expenses.................................. 9.92%
          ________________
          (1) Estimated for the current fiscal year based on the average annual operating expenses of the Company for 1995 and 1996 as a percentage of net asset value attributable to common shares.

          (2) Includes expenses incurred within the Company's own organization in connection with the research, selection and supervision of investments. Such expenses have been deemed to include salaries, employee benefits, director fees, consulting fees, and travel expenses.

          (3) Other expenses include legal, accounting, stockholders and office expense, occupancy expense, insurance, and other expenses.

          The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.

          The following Example estimates the aggregate amount of expenses expected to be incurred by the Company aggregated for the periods shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

          ________________________________________________________________
          Example (1)             1 year     3 years    5 years    10 years
          _________________________________________________________________
          You would pay the
          following expenses on
          a $1,000 investment
          assuming a 5% annual
          return:                 $99         $282       $445         $782
          _________________________________________________________________
          (1) The example assumes (a) the percentage rates listed under "Annual Expenses" remain the same each year except for interest expense on retired debt; (b) reinvestment of all dividends and distributions at net asset value; and (c) reflect all recurring and nonrecurring fees including any underwriting discounts and commissions.

                                       SUMMARY

          Except as specifically indicated otherwise, all numbers of Rand common stock indicated in this prospectus are approximate numbers resulting from adjustment for a five-for-four stock split on May 26, 1995.

          The Issuer. Rand Capital Corporation is a registered investment company, classified as a diversified, closed-end management company, which primarily makes venture capital investments in small, developing, unseasoned companies. Rand commenced operations in 1969.

          The Offering. The Selling Shareholders identified under "Selling Shareholders" are offering hereby up to 1,791,221 shares (the "Shares") of the Company's common stock. The Selling Shareholders will sell the Shares on a delayed or continuous basis for their own accounts. The exact timing and amount of such sales will be within the discretion of the respective Selling Shareholders. See "Plan of Distribution."

          Trading. The Company's common stock has traded in the over-the-counter market since 1971 (NASDAQ symbol: RAND).

          Investment Objective and Policies. The Company primarily invests for long-term capital appreciation, not current income. The Company typically invests in debt securities of a new or developing company and concurrently acquires an equity interest in the form of stock, warrants or options to acquire stock or the right to convert the debt securities into stock. The debt securities acquired by the Company must frequently be subordinated to the issuer's indebtedness to banks and other institutional lenders and would be considered below investment grade. When the Company acquires venture securities, they are not readily marketable and are usually restricted securities as to which there are substantial restrictions on resale under the Securities Act of 1933, as amended (the "Securities Act"). See "HISTORY AND BUSINESS -- Investment Objective and Policies."

          Risk Factors. Investment in the Common Stock is speculative and involves substantial risks. Some of the principal risks are as follows.

          1. High risk, illiquid investments. The Company invests in securities of new or young, developing companies, which generally have no record of earnings or success. The debt instruments that the Company receives when it makes venture investments are usually subordinated to bank lending and would be considered below "investment grade." The securities the Company acquires, when acquired, are not readily marketable and, even if a buyer can be found, the securities are "restricted securities" under the Securities Act and the sale of the securities is subject, therefore, to certain legal restrictions. The Company may invest 100% of its assets in "restricted securities." See "HISTORY AND BUSINESS -- Investment Objectives and Policies." Since there is no quoted market price for such securities, such securities must be valued in good faith by Rand's Board of Directors on some other basis, and such determination involves the risk that the securities may not be accurately valued.

          2. Losses on Investments. The venture investments that the Company makes bear a high degree of risk and, during the ten year period ended December 31, 1996, approximately 15 of the 42 venture investments made by the Company have resulted in total or very substantial losses. In addition, the Company had operating losses in 20 of the last 28 years. See "HISTORY AND BUSINESS -- Investment Objective and Policies."

          3. No dividends. The Company invests for capital appreciation, not current income. The Company has never paid a cash dividend. The Company has made distributions of the shares of venture companies on two occasions. See "DIVIDEND POLICIES."

          4. Subordinated Loans; Need for Follow-On Investments. While the Company typically acquires both debt and equity securities in a venture company, the debt securities are usually subordinated to the venture company's indebtedness to banks. Even if the venture is successful, the Company may be requested to invest additional funds at a future date to keep the venture alive or otherwise protect the Company's investment. There is no assurance, however, that the Company will have the funds to make any desirable follow-on investment or that the Company's ability to make follow-on investments may not be limited by its diversification policies. See "HISTORY AND BUSINESS --Investment Objective and policies."

          5. Limitations created by policy regarding diversification of investments. Due to the Company's election to be classified as a "diversified" investment company, the Company is required to maintain at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Company and to not greater than 10% of the outstanding voting securities of such issuer. See "HISTORY AND BUSINESS -- Diversification and Concentration of Investments." As of March 31, 1997, the Company's total assets were approximately $8,767,000. Accordingly, the Company is generally limited to making investments of $438,350 or less in any one issuer, and the Company's ability to make follow-on investments in companies in which its existing investment is approximately $438,350 or more may be severely limited at any time when its portfolio is approaching its diversification limits.

          6. Tax status. Unlike many investment companies, the Company has not qualified and may not qualify as a "regulated investment company" entitled to special tax benefits under Federal tax law. See the information under "TAX STATUS," in the attached Statement of Additional Information which is hereby incorporated herein by reference.

          7. Market overhang. The shares which the Selling Shareholders have indicated their intention to sell into the market from time to time creates a substantial "market overhang" of 1,821,122 shares, or 31.9% of the Company's outstanding stock, that may be sold into the market at any time. During the period from April 1, 1996 through April 1, 1997, the average weekly trading volume of the Company's Common Stock was approximately 50,000 shares (or approximately 0.9% of the shares currently outstanding). Given the historically thin trading market in the Company's common stock, this market overhang may reduce the market price of the Company's Common Stock and may lead to unusual downside volatility during the period that the Shares are being sold.

          8. Leveraging. The Company may borrow money and leverage its assets, although it has only done so during its 28 year operating history (a) pursuant to obligations of its former subsidiary, Rand SBIC, Inc. to the U.S. Small Business Administration pursuant to the rules of that agency, and (b) on a fully secured, short term (less than 60 days) basis to meet immediate cash flow needs. The use of leverage exaggerates the effect of investment gains and losses. If the Company's investments failed to return anticipated interest, dividends or proceeds of sale, the use of leverage would create the risk that the Company would be unable to meet its obligations for borrowed money and be forced to liquidate some assets at distress prices. See "HISTORY AND BUSINESS -- Investment Objective and Policies."

          9. Legal Proceedings -- Significant litigation affecting the Company. Based on a venture capital investment made by the Company in 1973, the Company was named as a defendant in an action to recover response and remediation costs in excess of $1,000,000 under the Federal Comprehensive Environmental Response, Cleanup and Liability Act (CERCLA), the New Jersey Spill Compensation and Control Act and various common law theories. Although the Company's Motion for Summary Judgement and dismissal of all claims against it has been granted and the Company believes that an appeal is unlikely, the Plaintiff's time for appeal has not yet run. See "LEGAL PROCEEDINGS."

          10. No proceeds to the Company, dilutive effect. The securities offered hereby will be sold for the accounts of the respective Selling Shareholders, and the Company will not receive any of the proceeds from such sales. Since the Company will bear expenses of the offering estimated at $62,000 as a result of the offering the net asset value of the Company's Common Stock will be reduced by that amount.

                                             FINANCIAL HIGHLIGHTS
                      March 31,   December 31,  December 31, December 31,  December 31,   December 31,
                        1997          1996          1995         1994          1993           1992
                     (unaudited)
                      _________   ___________   ___________   ___________   ___________   ___________

      Per Share
      Operating
      Performance

      Net Asset            $1.53          2.21          3.19         3.07           3.07          2.12
      Value -
      Beginning

      Net                 (0.03)        (0.09)        (0.09)       (0.07)         (0.04)        (0.01)
      Investment
      Income (loss)

      Net Realized          0.04        (0.59)        (0.89)         0.18         (0.02)          0.96
      and
      Unrealized
      Gains
      (Losses)

      Total From            0.01        (0.68)        (0.98)         0.11         (0.07)          0.95
      Investment
      Oper.

                            0.00          0.00          0.00         0.00           0.00          0.00
      Distributions
      - Net Invest
      Inc.

                            0.00          0.00          0.00       (0.14)           0.00          0.00
      Distributions
      - Capital
      Gains

      Returns of            0.00          0.00          0.00         0.00           0.00          0.00
      Capital

      Total                 0.00          0.00          0.00         0.00           0.00          0.00
      Distributions

      Cumulative            0.00          0.00          0.00         0.00           0.03          0.00
      Effect of
      Change
      in Accounting
      Method

      Change                0.00          0.00          0.00         0.01           0.00          0.00
      Resulting
      From
      Purchase or
      Sale of
      Company
      Stock

      Net Asset             1.51          1.53          2.21         3.19           3.07          3.07
      Value - End

      Per Share             1.88          1.44          3.50            4          4-3/8         3-5/8
      Market Value
      (Adjusted) -
      End

      Total               (0.01)        (0.31)        (0.31)         0.03         (0.02)          0.31
      Investment
      Return

      Ratios/Supple
      -mental Data

      Net Assets,           1.51          1.53          2.21         3.19           3.07          3.07
      End of Period

      Ratio of             2.62%          9.75          8.73        6.13%          5.86%         6.66%
      Expenses to
      Average Net
      Assets

      Ratio of Net       (1.84)%        (5.04)        (3.48)      (2.32)%        (1.11)%       (0.38)%
      Income (loss)
      to Average
      Net Assets

      Portfolio             4.9%        22.50%           14%        5.00%          4.79%         7.72%
      Turnover


      Number of        5,708,034     4,225,477     4,225,477    4,185,477      3,357,170     3,357,170
      Shares

                                         FINANCIAL HIGHLIGHTS (Con't)
                      December 31,     December 31,    December 31,   December 31,     December 31,
                           1991            1990            1989           1988             1987
                      ___________      ___________     ___________    ____________     ___________

      Per Share
      Operating
      Performance

      Net Asset Value           2.07            2.53            2.44           2.07             2.13
      - Beginning

      Net Investment            0.02          (0.04)            0.00           0.00             0.00
      Income (loss)

      Net Realized              0.06          (0.28)            0.09           0.40           (0.06)
      and Unrealized
      Gains (Losses)

      Total From                0.06          (0.32)            0.09           0.40           (0.06)
      Investment
      Oper.

                                0.00            0.00            0.00           0.00             0.00
      Distributions -
      Net Invest Inc.

                                0.00            0.00            0.00           0.00             0.00
      Distributions -
      Capital Gains
      Returns of                0.00            0.00            0.00           0.00             0.00
      Capital

      Total                     0.00          (0.14)            0.00           0.00             0.00
      Distributions

      Cumulative                0.00            0.00            0.00         (0.03)             0.00
      Effect of
      Change in
      Accounting
      Method

      Change                    0.00            0.00            0.00           0.00             0.00
      Resulting From
      Purchase or
      Sale of Company
      Stock

      Net Asset Value           2.12            2.07            2.53           2.44             2.07
      - End

      Per Share                1-3/8           1-1/8           1-1/4          1-1/8            1-1/8
      Market Value
      (Adjusted) -
      End

      Total                     0.03          (0.15)            0.04           0.16           (0.03)
      Investment
      Return

      Ratios/Supple-
      mental Data
      Net Assets, End           2.13            2.07            2.53           2.44             2.07
      of Period

      Ratio of                 9.34%           8.96%           8.58%          9.88%           10.32%
      Expenses to
      Average Net
      Assets

      Ratio of Net              .92%         (1.89)%           0.00%          0.00%            0.00%
      Income (loss)
      to Average Net
      Assets

      Portfolio               36.76%          14.78%          13.82%          7.36%           31.59%
      Turnover

      Number of            3,357,170       3,357,170       3,357,170      3,357,170        3,357,170
      Shares

          NOTES:
          (1) Data has been restated to reflect 25% stock distributions in 1992, 1993, 1994 and 1995, and reflects the Company's private placement in 1997.
          (2) The information contained in this Table of Financial Highlights was obtained from the Company's Annual Report to Shareholders for each indicated year. The financial highlights for the years 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 were audited by Deloitte & Touche LLP whose report on such information for each of the five years in the period ended December 31, 1996 is included in the Annual Report for each respective year.

                                 HISTORY AND BUSINESS

          Introduction

                    Rand Capital Corporation, which was organized as a New York corporation in February 1969, is a venture capital investment company having as its principal purpose investment in small, young and, in some cases, newly-created enterprises which are principally engaged in the development or exploitation of inventions, technological improvements, new products and services not previously generally available. It is registered under the Investment Company Act of 1940 (the "1940 Act") and is classified under the 1940 Act as a closed-end, diversified, management investment company.

                    The Company has operated under its present name since 1969. During the past five years the Company has not engaged in any business other than as an investment company.

          Investment Objective and Policies

                    The Company's investment objective is long-term capital appreciation, primarily through investments in small, developing companies. Accordingly, it invests its funds principally in undertakings commonly referred to as "venture capital" investments, which involve a high degree of risk and which, in the Company's opinion, have the potential for significant capital appreciation.

                    Typically, the Company will invest in unseasoned companies, and, in some cases, it may assist in the formation of new companies and may be a substantial shareholder. On occasion, it may invest in companies which have been operating for a period of time and have a record of revenues or earnings. Generally, the portfolio company's capital will be supplied by its founders on an equity basis, by the Company through a combination of debt and equity securities and by banks or other institutions as senior or secured creditors. The bank and institutional lenders generally require that the Company subordinate its rights as a creditor to their rights. The venture debt securities that the Company invests in would be considered to be below investment grade.

                    Enterprises selected for investment will ordinarily have developed or will be developing what the Company considers new or unusual concepts such as advanced technology or new products, methods or techniques of production or marketing. In selecting companies for investment, the Company will consider quality of management and any operating record; the soundness of the idea, service or product to be developed or being developed; the effect of market and economic conditions and governmental policies on the company and its products; the nature of its competition; and, if substantial plant and equipment are necessary to the company's operations, the suitability or cost of such facilities.

                    When acquiring debt securities, the Company will consider the ability of the issuer to service interest and principal repayment requirements. The economic terms of the investment are generally a matter of negotiation between the Company and the venture company; other investors may also participate in the negotiation. In some cases where the long-term prospects of the investment appear attractive to the Company, but continuing development work will preclude payment of interest in the near-term, the Company will agree to a deferment of interest payments. The Company frequently defers payment of principal installments by portfolio companies for periods of up to three years. However, the Company's own requirements of current income to meet some or all of its operating expenses will necessarily act as some restraint upon a repeated selection of investments which fail to produce current income. In 1996, on the basis of a re-evaluation made by the Company and its Board of Directors, a determination was made to place greater emphasis on making investments that provide a current return.

                    From time to time, because of a temporary lack of suitable venture capital opportunities or in order to provide liquidity to support the Company's operations, the Company may invest in liquid and current income-type investments consisting of federal or state government securities and securities issued by their agencies and instrumentalities that are guaranteed by them, certificates of deposit, bankers' acceptances, commercial paper or other short-term securities, high-rated, publicly-traded corporate debt obligations, first mortgage construction loans where a commitment has been obtained from a long-term lender to acquire the permanent first mortgage loan to be placed upon the completed property, money market funds, or it may retain its funds in cash. Such investments in liquid and current income-type investments do not themselves have the potential for significant capital appreciation called for by the Company's principal investment strategy.

                    The Company spends a substantial portion of its employee's time monitoring its investments and furnishing advisory services to the companies in its venture capital investment portfolio. Upon occasion, the Company has received compensation in cash and in securities of a portfolio company for advisory services furnished to a portfolio company. Although such compensation has rarely been significant in the past, the Company, under appropriate circumstances, will seek to increase its income from such advisory services in the future. Where the Company deems it beneficial to have its nominee on the board of directors of a venture company in which it invests, it may obtain a commitment by the portfolio company or its shareholders to effect that result. As of the date of this Prospectus, nominees of the Company serve on the boards of directors of four of the companies in which it has venture investments.

          Fundamental Policies

                    The following investment policies of the Company are fundamental policies and may not be changed without approval of the lesser of (1) more than 50% of the Company's outstanding voting securities or (2) 67% or more of the voting securities present at a meeting of security holders at which a quorum is present.

                    1. The Company may invest up to 100% of its assets in restricted securities.

                    2. The Company may issue senior securities in the form of debentures and preferred stock and may borrow money from banks and other lenders, on an unsecured basis, all within the limitation of the 1940 Act. However, an order issued by the Securities and Exchange Commission which permitted Rand to invest in a small business investment company subsidiary prohibits the issuance of preferred stock. See "Other Restrictions on Investment" hereunder and "Capital Stock -- Preferred Stock."

                    3.  The Company will not:

                         (a) purchase and sell commodities or commodity contracts;

                         (b) trade in contracts commonly called puts or calls or combinations thereof, except that it may acquire warrants, options or other rights to subscribe to or sell securities in furtherance of its investment objectives;

                         (c)  underwrite securities of other issuers,
          except that it may acquire portfolio securities under circumstances where, if sold, the Company might be deemed a statutory underwriter for purposes of the Securities Act of 1933;

                         (d) purchase any securities of a company if any of the directors or officers of the Company owns more than 1/2 of 1% and such persons owning more than 1/2 of 1% together own 5% or more, of the shares of such company.

                    4. The Company will diversify its investments so as to maintain its classification as a "diversified company" within the meaning of the 1940 Act, that is, at least 75% of the value of its total assets shall be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Company and to not more than 10% of the outstanding voting securities of such issuer. "Government securities" refers to any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

                    5. The Company will not concentrate its investments in any one industry, that is, it will not invest more than 25% of its total assets (at values current at the time of the investment) in any one industry.

                    6. The Company may invest in real estate development companies, but it may not directly hold real estate except for office use or in connection with the orderly liquidation of a debt or other investment. Holdings in real estate companies and for office use will not exceed 25% of the value of its total assets after each such investment.

                    7. The Company may make loans and purchase debt securities in furtherance of its investment objectives. The loans that the Company makes are made in connection with high-risk, venture capital investments, are usually subordinated to bank or other institutional loans, and would be considered below "investment grade." See, "SUMMARY -- Risk Factors --1. High risk, illiquid investments," above.

                    The Company does not have any policy directly limiting the amount of its portfolio turnover. However, high portfolio turnover is not generally consistent with the Company's investment objective of long term capital appreciation through venture capital investments. During the last three full fiscal years, the aggregate dollar amounts of purchases and sales of portfolio securities, other than Government securities, were:
          1996 -- $5,001,693; 1995 -- $3,889,108 and, 1994 -- $1,228,797.

                    Insofar as the Company's investment policies would permit it to invest in a real estate investment company, see "Other Restrictions on Investment," below.

                    The Company's policy not to acquire puts or calls, except rights to acquire or sell securities to further its investment objectives, has been interpreted by the Company's management in light of its principal investment strategy to seek long term-capital appreciation through high risk venture capital investments in companies having growth potential, but whose securities are generally not publicly traded. Thus, in the case of call options, the Company has made loans to portfolio companies and received debt instruments in face amounts equal to the amounts loaned together with warrants to purchase common stock from the portfolio company at prices that would generally be favorable to the Company if the portfolio company is successful during the period prior to the expiration date of the warrant. Frequently, the warrants are exercisable at the option of the Company by conversion of part or all of the debt instrument in lieu of additional cash payments. Generally, this procedure is an alternative to making an investment in the common or preferred stock of the portfolio company and, accordingly, is not viewed as creating additional risks but is seen as providing cash flow through interest payments on the debt instruments while preserving some ability to cash-out of the investment at maturity or upon default on the debt instrument in the event that the portfolio company is not successful within an appropriate time period. The debt securities thus acquired by the Company must frequently be subordinated to the issuer's indebtedness to banks and other institutional lenders and would be considered below "investment grade."

                   In the case of put options, the Company occasionally makes investments in the common stock of a portfolio company while simultaneously obtaining a put option to sell the stock, at the Company's option, back to the portfolio company at an amount equal to its purchase price during a period of time. This investment format is also viewed as a means of reducing risk as compared with investing in the portfolio company's common stock without having such an option.

                    The term "call option" is frequently used to designate a short-term contract (generally having a duration of nine months or less) under which the purchaser of the call option, in return for payment of the option premium (the option's current market price), obtains the right to buy a publicly traded security to which the option relates at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time during the term of the option. The term "put option" is frequently used to designate a similar short-term contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying publicly traded security at a specified exercise price at any time during the term of the option. The writer of the put option receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised. The Company's Board of Directors does not consider the writing of or trading in these kinds of "put options" or "call options" to be related to its investment objectives and, accordingly, it views them as prohibited under its fundamental investment policies.

          Diversification and Concentration of Investments

                    Two of the Company's fundamental investment policies, which cannot be changed except with prior shareholder approval, are to make diversified investments and to avoid concentrating its investments in any industry. Under the classification of investment companies provided under Section 5 of the 1940 Act, a "diversified company" must maintain at least 75% of its total assets in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of the calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the investment company and to not more than 10% of the outstanding voting securities of such issuer, provided that a diversified company does not lose its status as such based on a subsequent discrepancy between these requirements and the values of its various investments if any such discrepancy did not exist immediately after making an acquisition. As provided in Section 8(b) of the 1940 Act as interpreted by the Staff of the Securities and Exchange Commission, a registered investment company must announce any policy of concentrating its investments in a particular industry or group of industries, and an investment company avoids concentrating in any industry or group of industries by avoiding making any investment in an industry if, immediately after making the investment, more than 25% of the Company's total assets would be invested in securities of issuers within the industry.

                    During 1994 and 1995 certain investments, which were acquired in accordance with the Company's policies for diversification of investments and against concentration in one industry or group of industries, appreciated in value to such an extent that the Company's portfolio temporarily ceased to be non-diversified and its investments became concentrated beyond the amount permitted by the Company's policies. The appreciation of these investments did not cause the Company to be in violation of its policies requiring diversification and against concentration within a single industry, because those policies govern the way in which new investments may be made, and they do not affect existing investments whose value has changed.

                    Presently, the Company's portfolio of investments is diversified. Nevertheless, if an existing investment were to subsequently increase in value to an extent that caused the Company's portfolio to be non-diversified and excessively concentrated in a single industry, all investments in portfolio securities would thereafter have to be (a) limited to not more than 5% of total assets and not more than 10% of voting securities of the issuer, and (b) made in a different industry. These limitations could adversely affect the Company's ability to make investments in a manner that would be judged by management as being most likely to receive optimum returns.

                    Although the Company intends to continue to follow its policies of diversifying its investments and not concentrating its investments in any one industry, where significant appreciation in the value of an existing investment causes the Company's portfolio to no longer be diversified and to be concentrated to an extent that would not have been permissible for a new investment, the Company will not liquidate part or all of the investment solely for the purpose of establishing diversification and removing the concentration, but will retain the investment until the Board of Directors determines that it would be in the best interest of the Company to dispose of the investment.

          Other Restrictions on Investment

                    In addition to the fundamental policies enumerated above, statutory requirements affect investment concentration.
          Section 12(d) of the 1940 Act prevents the Company from investing in an unregistered investment company if, immediately after acquisition of the securities of the other company, the Company would have more than 5% of its assets invested in the securities of the other company or the Company would own more than 3% of the voting securities of the other company.

                    The Company does not ordinarily expect to acquire a majority interest in its venture investments. However, it is the Company's policy that, subject to the limitations created by its policy on diversification, when the Company believes it necessary to protect its investment or enhance its investment opportunities, the Company may acquire up to 100% of the equity interest in another company.

          Recent Private Sale of Common Stock

                    The Company made a private offering of common stock in which it sold 1,174,037 on January 16, 1997 and 308,520 shares on March 3, 1997 to private investors pursuant to the terms of Subscription Agreements dated as of those dates (collectively, the "Subscription Agreement"). The Subscription Agreement contained registration rights provisions whereby the Company agreed to cause the offer and sale of as many of the shares as the subscribers should request to be registered under the Securities Act of 1933 for sale to the public. This Prospectus has been prepared and filed pursuant to the registration rights provisions under the Subscription Agreement.

          Share Price Data

                    The Company's common stock is traded in the over-the-counter market and listed on NASDAQ under the symbol "Rand." The following table shows the per share net asset value ("NAV"), the high bid price, the premium or discount (expressed as a percentage) of the high bid price to per share NAV, the low bid price, and the premium or discount (expressed as a percentage) of the low bid price to per share NAV for the Company's common stock during the two most recent fiscal years and for each full fiscal quarter since the beginning of the current fiscal year. The bid prices are over-the-counter market quotations that reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. The stock price bid data and net asset values have been adjusted for stock distributions including a five-for-four stock distribution to shareholders of record on May 26, 1995.

                                 High      % of      Low       % of
                       NAV       Bid       NAV       Bid       NAV

   1995:

   1st Quarter...... $3.25       $4.20     129%      $3.60     111%
   2nd Quarter...... $3.30       $5.375    163%      $4.50     136%
   3rd Quarter...... $3.33       $7.00     210%      $5.25     158%
   4th Quarter...... $2.21       $6.50     294%      $3.00     136%

   1996:

   1st Quarter...... $2.11       $3.50     166%      $1.00      47%
   2nd Quarter...... $1.76       $2.25     128%      $1.375     99%
   3rd Quarter...... $1.66       $2.125    128%      $1.50      90%
   4th Quarter...... $1.53       $1.688    110%      $1.188     78%

   1997:

   1st Quarter...... $1.51       $2.00     132%      $1.438     95%


                    Information concerning the Company's allocation of brokerage, transfer and dividend paying agent, and custodian is hereby incorporated by reference from information presented under the heading "ALLOCATION OF BROKERAGE, TRANSFER AGENT, AND CUSTODIANSHIP" in the attached Statement of Additional
          Information.

                                 PLAN OF DISTRIBUTION

                    The securities offered hereby will be offered and sold by the selling shareholders described under "Selling Shareholders" (the "Selling Shareholders") for their respective accounts. The Company will not receive any of the net proceeds from the Common Stock being offered by the Selling Shareholders.

                    The Selling Shareholders may sell shares of Common Stock in any of the following ways: (i) through dealers; (ii) through agents; or (iii) directly to one or more purchasers. The distribution of the Shares by the Selling Shareholders may be effected from time to time in one or more transactions in the over-the-counter market or in negotiated transactions at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Selling Shareholders may effect such transactions by selling Shares to or through broker-dealers, including broker-dealers who are market makers in the Common Stock, and such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the Selling Shareholders and/or commissions from purchasers of Shares for whom they may act as agent. The Selling Shareholders and any broker-dealer or agents that participate in the distribution of the Shares by the Selling Shareholders may be deemed to be underwriters under the Securities Act of 1933, and any discounts, concessions or commissions received by any such broker-dealers or agents may be deemed to be underwriting discounts and commissions under the Securities Act.

          SELLING SHAREHOLDERS

                    The following table sets forth information regarding
          (1) the name of each Selling Shareholder, (2) the amount and percentage of Shares owned by each Selling Shareholder immediately prior to the commencement of the Offering, (3) the number of Shares to be offered hereunder by each Selling Shareholder, and (4) the amount and percentage of Shares expected to be owned by each Selling Shareholder after the completion of the Offering. Except for the Shares to be sold by Mr. Newman and Colmac Holdings Limited, all of the Shares were acquired by the Selling Shareholders pursuant to the private offering described under "HISTORY AND BUSINESS -- Recent Private Offering." Except under the terms of such private offering and as indicated in the foot notes to the table, no Selling Shareholder has had any material relationship with the Company during the last three years.


                                        BEFORE THE OFFERING



                         SHARES PERCENT OF      TO BE    SHARES PERCENT OF
         NAME             OWNED OUTSTANDING      SOLD     OWNED OUTSTANDING

    Gregory Abbott       48,429     *          48,429       -0-     *

    The Clatskanie       20,000     *          12,000     8,000     *
    Trust,
       C. Balbach TTE

    The Todd Trust,      20,000     *          20,000       -0-     *
       C. Balbach TTE

    Paul D. Bauer        22,900     *          12,900    10,000     *

    Thomas R.            29,835     *          10,000    19,835     *
    Beecher, Jr. (1)

    Venture              64,516     1.1%       64,516       -0-     *
    Investment Club

    Mark A. Browning     13,000     *          13,000       -0-     *

    Samuel R.            39,758     *          32,258     7,500     *
    Cappiello

    Mark Chaplin         10,000     *          10,000       -0-     *

    Barington Capital    32,258     *          32,258       -0-     *
    Group, LP

    Donald I. Dussing    16,129     *          16,129       -0-     *

    James R. Endler,     32,258     *          32,258       -0-     *
    IRA

    Michael Farrell      64,516     1.1%       64,516       -0-     *

    Patricia A. Fors     64,516     1.1%       64,516       -0-     *

    Richard Garman       50,000     *          50,000       -0-     *

    Arthur A. Glick      16,129     *         16,129        -0-     *

    The Deerfield       161,290     2.8%      161,290       -0-     *
    Corporation

    Herbert J.            6,451     *           6,451       -0-     *
    Heimerl, Jr.

    William N.           26,500     *          26,500       -0-     *
    Hudson, Jr.

    Luiz F. Kahl (1)     64,516     1.1%       64,516       -0-     *

    Allan G. Kenzie     100,000     1.8%       20,000    80,000     1.4%
    (2)

    Langley H. Kenzie    20,000     *          15,294     4,706     *
    (2)

    David & Margot       10,000     *          10,000       -0-     *
    Kenzie (2)

    Michael & Joe        10,000     *          10,000       -0-     *
    Steinitz

    Daniel C. Kenzie     10,000     *          10,000       -0-     *
    (2)

    Allen G. Kenzie,     16,000     *          16,000       -0-     *
    TTE (2)
       FBO Langley C.
    King

    Allan G. Kenzie,     16,000     *          16,000       -0-     *
    TTE (2)
       FBO Connor A.
    King

    Rachel K. King,      20,000     *          20,000       -0-     *
    TTE (2)
       FBO Mary L.
    Kenzie

    Mary L. Kenzie,      20,000     *          20,000       -0-     *
    TTE (2)
       FBO Rachel K.
    King

    Lippes Family,       20,000     *          20,000       -0-     *
    LLC

    Paul E. Locke         5,000     *           5,000       -0-     *

    Wendelyn M.           2,000     *           2,000       -0-     *
    Duquette, Trustee
       FBO Laura C.
    Duquette

    Wendelyn M.           2,000     *           2,000       -0-     *
    Duquette, TTE
      FBO Nicole O.
    Duquette

    Wendelyn M.           2,000     *           2,000       -0-     *
    Duquette, TTE
      FBO Maxwell A.
    Duquette

    Theodore E.           2,000     *           2,000       -0-     *
    Marks, II, TTE
      FBO Derek R.
    Marks

    Theodore E.           2,000     *           2,000       -0-     *
    Marks, II, TTE
      FBO Mathew G.
    Marks

    Theodore E.           2,000     *           2,000       -0-     *
    Marks, II, TTE
      FBO Theodore E.
    Marks, III

    Heather R. Palmer     6,000     *           6,000       -0-     *

    Joshua R. Marks       6,000     *           6,000       -0-     *

    Wendelyn M.           3,000     *           3,000       -0-     *
    Duquette

    Theodore E.           3,000     *           3,000       -0-     *
    Marks, III

    E.W.M.               10,000     *          10,000       -0-     *
    Investments, Inc.

    Donald McClellan     10,000     *          10,000       -0-     *

    Frank McGuire        32,258     *          32,258       -0-     *

    Colmac Holdings     400,000     7.0%      100,000   300,000     5.3%
    Limited (3)

    Reginald B.         500,000     8.8%      500,000       -0-     *
    Newman, II (1)

    Susan M. Nycek        1,340     *           1,340       -0-     *
    (5)

    J.H. Paull, TTE      20,000     *          20,000       -0-     *
    FBO Melissa S.
    Paull

    J.H. Paull, TTE      20,000     *          20,000       -0-     *
    FBO Allison S.
    Paull

    Robin K.              9,000     *           6,500     2,500     *
    Penberthy (4)

    Gregory Photiadis     6,451     *           6,451       -0-     *

    Jayne K. Rand (1)   215,734     3.8%          100   215,634     3.8%

    Karl I. Riner        10,000     *          10,000       -0-     *


    Pierre &              3,225     *           3,225       -0-     *
    Madeleine Savoie

    Gerald C. Saxe       64,516     *          64,516       -0-     *

    Richard & Jarilyn     6,451     *           6,451       -0-     *
    Searns (6)

    Olympic              20,000     *          20,000       -0-     *
    Management
    Systems

    Randy Strauss         6,451     *           6,451       -0-     *

    James H. Thompson    20,000     *          20,000       -0-     *

    Joseph N.             3,225     *           3,225       -0-     *
    Williams

    Frederick W.          1,745     *             645     1,100     *
    Winter (1)
   __________________________________________________


          *  Less than 1%.
          (1)  Director of the Company.
          (2) Ross B. Kenzie is Director of the Company. Langley H. Kenzie is Ross Kenzie's wife; the other persons indicated are adult members of Ross Kenzie's family who do not share his household.
          (3) Willis S. McLeese, a director of the Company, is the Chairman and principal owner of Colmac Holdings Limited.
          (4)  Chief Financial Officer and Secretary of Company.
          (5)  Office Manager of the Company.
          (6) Respectively, the Chief Executive Officer and Executive Vice President of Key Resource Group, LLC, an entity to which the Company has, subject to certain conditions, undertaken to make a $450,000 venture capital investment.


                                   USE OF PROCEEDS

                    Each of the Selling Shareholders will receive all of the net proceeds from the sale of the Shares owned by such shareholder. The Company will not receive any of the net proceeds from the sale of the Shares.

                                      MANAGEMENT

                    The business and affairs of the Company are managed under the direction of its Board of Directors as required by New York law. The day-to-day operations of the Company are conducted through its officers.

                    The President and the Executive Vice President of the Company, Allen F. Grum and Nora B. Sullivan, are primarily responsible for the day to day management of the Company's portfolio. Information concerning the length of time Mr. Grum and Ms. Sullivan have been primarily responsible for the Company's portfolio and concerning their business experience is included in the attached Statement of Additional Information under the caption "MANAGEMENT," and is hereby incorporated herein by reference. Information concerning Willis S. McLeese, a director who is not a resident of the United States, is included in the attached Statement of Additional Information and is hereby incorporated herein by reference. Information concerning brokerage allocation, custodianship of the Company's investment securities, and the Company's transfer agent is included in the attached Statement of Additional Information under the caption "ALLOCATION OF BROKERAGE, TRANSFER AGENT AND CUSTODIANSHIP," and is hereby incorporated herein by reference.

                    To the knowledge of the Company, no person: (a) beneficially owns, either directly or through one or more controlled companies, more than 25% of the voting securities of the Company; (b) has acknowledged or asserted that it controls the Company: or (c) has been adjudged under Section 2(a)(9) of the Investment Company Act of 1940 to control the Company.

                                    CAPITAL STOCK

                    Rand is authorized to issue 500,000 shares of a class of Preferred Stock having a par value of $10 per share and 10,000,000 shares of Common Stock having a par value of $.10 per share.

                    As of the date of this Prospectus, 5,708,034 shares of Common Stock are issued and outstanding. No shares of Preferred Stock have been issued.

          Common Stock

                    Holders of Common Stock are entitled to dividends and other distributions when and as declared by the Board of Directors and to share ratably in assets available for distribution on liquidation or dissolution of the Company, subject however to the prior rights of holders of the Preferred Stock, when issued. Shares of Common Stock have no conversion rights, are not subject to redemption and have no sinking fund. There are no restrictions on the purchase by the Company of Common Stock, except as provided by law. Each share of Common Stock, voting as a single class, is entitled to one vote for the election of directors and all other matters requiring shareholder vote, and these shares have no cumulative voting rights.

                    All the outstanding shares of Common Stock are validly issued, fully paid and non-assessable. All shares of Common Stock to be sold pursuant to the offering contained in this Prospectus are currently issued and outstanding. Holders of shares of Common Stock do not have preemptive rights.

          Preferred Stock

                    Subject to the limitations of the 1940 Act and the terms of an Exemptive Order of the Securities and Exchange Commission dated November 5, 1975 pursuant to which the Company was permitted to make investments in a small business investment company subsidiary (the "Exemptive Order"), the Preferred Stock may be issued in one or more series from time to time as the Board of Directors may determine. The Exemptive Order prohibits issuance of any Preferred Stock, and cannot be amended without the specific approval of the Commission. If Preferred Stock were permitted to be issued, the Board of Directors would be authorized under the Company's Certificate of Incorporation to fix the number of shares to be included in each series, the dividend rate, and the designation, relative rights, preferences and limitations (including the right of conversion into Common Stock, if any) pertaining to each such series. No such series shall, however, have a preference or priority over any other series of Preferred Stock on the distribution of the Company's assets or with respect to the payment of dividends.

                    Under the 1940 Act, Preferred Stock cannot be issued or sold unless immediately after such issuance or sale, the Preferred Stock shall have an asset coverage of 200%; that is, the aggregate involuntary liquidation preference of such Preferred Stock, or the amount to which the Preferred Stock is entitled on the Company's involuntary liquidation, and the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Company's total assets (less all liabilities and indebtedness not represented by senior securities) after issuance or sale of such Preferred Stock. Dividends and other distributions on the shares of Common Stock would be prohibited unless at the time of declaration or distribution the Preferred Stock has at least 200% asset coverage after deducting the amount of the distribution. Preferred Stock would have priority over any class of stock as to distribution of assets and payment of dividends, which dividends would be cumulative.

          Tax Status

                    Information concerning tax matters relating the Company is hereby incorporated by reference to the information under the caption "TAX STATUS" in the attached Statement of Additional Information.

                                  DIVIDEND POLICIES

                    The Company generally retains all of its cash for use in investments and operating expenses. The Company has never paid a cash dividend on its Common Stock and has no present intention of paying cash dividends on the Common Stock.

                    In August of 1977, the Company distributed to its shareholders from its portfolio 211,190 common shares of Astronics Corporation, and in July of 1990 the Company distributed to its shareholders from its portfolio 137,496 common shares of Research Frontiers, Inc. Shares of the same class as the shares distributed were publicly traded on the over-the-counter market prior to distributions. From time to time the Company may consider distributing other securities in its portfolio to its shareholders particularly if securities of the same class are registered under the Securities Exchange Act of 1934 and traded in the public securities markets and if the distribution will not violate the provisions of the Securities Act. There is no present intention to make any such distribution.

                    From time to time the Company has made distributions of its common stock to its shareholders in the form of stock splits. The most recent such distribution was a five-for-four stock split with a record date of May 26, 1995 that was distributed on June 16, 1995.

                    The Company has entered into no agreements which restrict the payment of dividends.


                                  LEGAL PROCEEDINGS


          Stearns & Foster Bedding Company.

                    On March 21, 1994, a lawsuit was brought against a number of parties, including the Company, in the U.S. District Court for the District of New Jersey, under the title Stearns & Foster Bedding Company v. The Franklin Corporation, et al, (Civil Action No. 94-967 (JCL)). The action sought contribution pursuant to the federal Comprehensive Environmental Response Cleanup and Liability Act (CERCLA) and the New Jersey Spill Compensation and Control Act for response and environmental remediation costs in excess of $1 million to be incurred in connection with the clean-up of a property owned from 1976 to 1979 by a company alleged to have been under the control of Rand through a venture capital investment. In December of 1996, the Court granted the Company's Motion for Summary Judgment and dismissed all of the claims against it. Although the Plaintiff has the right to appeal the dismissal, the Company has been advised that the Plaintiff has reached a settlement with one of the other Defendants for its remaining claims and, if the settlement is consummated, the litigation will be terminated without right of appeal.

                                  TABLE OF CONTENTS
                                          OF
                         STATEMENT OF ADDITIONAL INFORMATION

                    The following table of contents identifies the location of information in the attached Statement of Additional
          Information.



          CAPTION                                                     Page


          Portfolio Turnover........................................... 3

          Management................................................... 3

          Control Persons and Principal Holders of Securities.......... 9

          Investment Advisory and Other Services.......................10

          Allocation of Brokerage, Transfer Agent and Custodianship....10

          Tax Status...................................................11

          Financial Statements.........................................12

                                        PART B

                         STATEMENT OF ADDITIONAL INFORMATION

                               RAND CAPITAL CORPORATION
                                  2200 RAND BUILDING
                               BUFFALO, NEW YORK  14203


                    Rand Capital Corporation (the "Company" or "Rand") is a registered investment company, classified as a diversified, closed-end, management investment company with an investment objective of long-term capital appreciation through high risk venture capital investments in companies having growth potential but whose securities, in most cases, have no public market. This Statement of Additional Information relating to the Company is not a prospectus and should be read in conjunction with the Company's prospectus. A copy of the Company's prospectus can be obtained from the Company, 2200 Rand Building, Buffalo, New York 14203, telephone number (716) 853-0802.

                    The date of this Statement of Additional Information and of the prospectus to which this Statement of Additional Information relates is April __, 1997.

                                  TABLE OF CONTENTS
                                          OF
                         STATEMENT OF ADDITIONAL INFORMATION

               The following table of contents identifies the location of information in this Statement of Additional Information.



          CAPTION                                                     Page

          Portfolio Turnover........................................... 3

          Management................................................... 3

          Control Persons and Principal Holders of Securities.......... 9

          Investment Advisory and Other Services.......................10

          Allocation of Brokerage, Transfer Agent and Custodianship....10

          Tax Status...................................................11

          Financial Statements.........................................12

                                  PORTFOLIO TURNOVER

                    While Rand's investment objective of long term capital appreciation through venture capital investments leads to relatively infrequent sales of individual portfolio securities, the nature of its investments can lead to substantial fluctuations in "portfolio turnover" (see "Portfolio Turnover" in the Financial Highlights table of the attached Prospectus) resulting from dramatic fluctuations in the value of individual investments among the relatively small number of investments in the Company's portfolio. During 1995 and 1996, the Company wrote down and wrote off a number of investments including its investments in Aria Wireless Systems, Inc. and Bydatel Corporation, which had constituted a significant portion of its aggregate portfolio value. During 1996, the Company also made a determination that it would generally not maintain investments in entities after their stock became publicly traded, and this policy resulted in the sale of other investments in 1996 and in the first quarter of 1997. Generally, the Company's management believes that once a portfolio company's stock becomes publicly traded the value of the investment becomes subject to market fluctuations which may not reflect the intrinsic values which Rand seeks to identify and pursue in its normal operations.

                                      MANAGEMENT


                    The following information is given with respect to each director and officer of the Company.

                            Positions
                            Held with      Principal Occupation
    Name, Age and Address   the Company    During Past Five Years



    Allen F. Grum (39)      President,     President of the Company
    2200 Rand Building      Director       since January 1996,
    Buffalo, New York 14203                Director since April
                                           1996; prior thereto
                                           Senior Vice President of
                                           the Company since June
                                           1, 1995; Executive Vice
                                           President of Hamilton
                                           Financial Corporation
                                           (mortgage bankers) 1994;
                                           Senior Vice President of
                                           Marine Midland Mortgage
                                           Corporation, 1991-1994.
    Nora B. Sullivan (39)   Executive      Executive Vice President
    2200 Rand Building      Vice           of the Company since
    Buffalo, New York 14203 President      September 1995;  Senior
                                           Associate at Barakat &
                                           Chamberlain (financial
                                           and economic consulting
                                           firm) February to July
                                           1995;  attended Columbia
                                           Business School from
                                           1993-4, where she
                                           received an MBA in
                                           Finance and
                                           International Business;
                                           prior thereto, General
                                           Counsel to Integrated
                                           Waste Management (solid
                                           waste management
                                           company) 1991-1992.

    Robin K. Penberthy (33) Chief          Chief Financial Officer
    2200 Rand Building      Financial      and Secretary of the
    Buffalo, New York 14203 Officer,       Company since January
                            Secretary      1996; Scholastic
                                           Aptitude Test (SAT)
                                           Instructor for The
                                           Princeton Review during
                                           1995; prior thereto
                                           Administrative Vice
                                           President-Investor
                                           Relations Manager at
                                           Marine Midland Mortgage
                                           Corporation 1993-94;
                                           various officer
                                           positions at Marine
                                           Midland Mortgage
                                           Corporation since prior
                                           to 1992.

    *Reginald B. Newman,    Chairman of    Chairman of the Board of
      II (59)               Board          Directors of the Company
    700 Grand Island                       since April 1996, and a
    Boulevard                              Director since 1987;
    Tonawanda, New York                    President of NOCO Energy
    14150                                  Corporation (petroleum
                                           distributor) since prior
                                           to 1992.

    Thomas R. Beecher,      Director       Director since 1969,
      Jr. (61)                             Chairman of the Board
    200 Theater Place                      August 1991 to April
    Buffalo, New York                      1996; Attorney;
    14202                                  President of Beecher
                                           Securities Corporation,
                                           (family-owned venture
                                           capital company) since
                                           prior to 1992.

    Luiz F. Kahl (60)       Director       Director since January
    6255 Sheridan Drive                    1997; President of
    Williamsville, NY 14221                Vector Group LC (private
                                           investment company)
                                           since February 1996;
                                           President and Chief
                                           Executive Officer of The
                                           Carborundum Company
                                           (producer of structural
                                           and electronic ceramic
                                           materials) since prior
                                           to 1992; Director of
                                           National Fuel Gas
                                           (utility company) since
                                           1992.

    Ross B. Kenzie (65)     Director       Director since April
    369 Franklin Street                    1996; Director of
    Buffalo, New York 14202                Merchants Insurance
                                           since prior to 1991.
                                           Retired since prior to
                                           1992.

    *Willis S. McLeese      Director       Director since 1986;
    45 St. Clair Ave. W.                   Chairman of Colmac
    Suite 902                              Holdings Limited
    Toronto, Ontario                       (developer, owner and
                                           operator of co-
                                           generation and
                                           alternative energy
                                           electric power
                                           generating plants),
                                           Toronto, Canada since
                                           prior to 1992.

    Jayne K. Rand (36)      Director       Director since 1989;
    One M&T Plaza                          Vice President of
    Buffalo, New York 14203                Manufacturers & Traders
                                           Trust Co. since 1993,
                                           prior thereto Assistant
                                           Vice President of Marine
                                           Midland Bank, N.A. since
                                           prior to 1992.
    Frederick W. Winter     Director       Director since 1996.
      (53)                                 Dean of the School of
    University of Buffalo                  Management, University
    School of Management                   of New York at Buffalo
    160 Jacobs Management                  since 1994; prior
    Center                                 thereto was Head of the
    Buffalo, New York 14260                Department of Business
                                           Administration at the
                                           University of Illinois
                                           since prior to 1992;
                                           Director of Bell Sports,
                                           Inc. (bicycye and
                                           sporting goods
                                           manufacturer) since
                                           prior to 1992; Director
                                           of Alkon Corporation
                                           (manufacturer of
                                           pneumatic parts and
                                           fittings) since 1992.



                    Persons designated by an asterisk (*) in the above table are "interested persons" within the meaning of
          Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Newman and Mr. McLeese are "interested persons" based upon the percentage ownership of the Company's common stock that each one owns.

                    Willis S. McLeese, who is a resident of Ontario, Canada, has a majority of his assets in the United States through his ownership of Colmac Holdings Limited which owns 100% of Colmac Dynamics, Inc., a Delaware corporation. Mr. McLeese has not authorized an agent in the United States to receive notice of service of process.


          Compensation

                    The following table sets forth information with respect to compensation paid or accrued by the Company in fiscal year 1996 to each director of the Company and to each executive officer or any affiliated person of the Company with aggregate compensation from the Company in excess of $60,000, and to each director of the Company. The Company is not part of a fund complex.

                                  COMPENSATION TABLE

                                                 Pension or
                               Aggregate    Retirement Benefits     Estimated
       Name of Person,       Compensation    Accrued as Part of  Annual Benefits
           Position            from Fund       Fund Expenses     Upon Retirement

    Allen F. Grum              $102,405          $2,750(1)          $3,701(2)
      President, Director

    Nora B. Sullivan            $87,042          $2,550(1)               -0-
      Executive Vice
      President

    Reginald B. Newman II       $6,250                -0-                -0-
      Chairman

    Thomas R. Beecher, Jr.      $3,750                -0-                -0-
      Director

    Ross B. Kenzie              $4,250                -0-                -0-
      Director

    Willis S. McLeese           $4,750                -0-                -0-
      Director

    Jayne K. Rand               $6,250                -0-                -0-
      Director

    Donald A. Ross              $3,750(3)             -0-                (3)
      Director, Consultant

    Frederick W. Winter         $4,500                -0-                -0-
      Director
   ______________________

          (1) Included within the indicated compensation is payment of Company contributions to the Company's 401(k) Profit Sharing Plan. To date, an aggregate of $5,300 has been deferred for payment to Mr. Grum and Ms. Sullivan. Under such plan, participants may elect to contribute up to 20% of their compensation on a pre-tax basis by salary reduction. For eligible employees, the Company may make a discretionary flat contribution of 1% of compensation and match an eligible contribution of up to a maximum of five percent (5%). In addition, the Company may contribute an annual discretionary amount as determined by the Board of Directors. In 1996, the Company did not make any discretionary contributions to the 401(k) Plan.

          (2) Includes pension benefit payable to the Company's Defined Benefit Pension Retirement Plan described below. Amounts indicated do not include any benefits payable pursuant to the Company's 401(k) Profit Sharing Plan.

          (3) See "Consulting and Deferred Compensation Agreements." below. Mr. Ross' service as a director ended on April 17, 1997.


          Consulting and Deferred Compensation Agreements

                    Effective December 31, 1995, the Company and Donald A. Ross terminated his employment agreement and entered into a Consulting Agreement and a Deferred Compensation Agreement.
          Under the terms of the Consulting Agreement, Mr. Ross was paid $10,000 in 1996 for providing part-time consulting services, assistance in maintaining continuity in business relations during the transition to new management, and such other services related to the Company's business operations as the Company may reasonably request. Such amounts included any amounts payable for service as a director and on any committee of the Board of Directors. In addition, Mr. Ross receives: medical insurance coverage for the duration of his life and that of his wife for himself, his wife and his dependents, and during the period of his consulting agreement, the use of a car and up to $1,500 in annual maintenance fees therefor, and $2,400 annual membership dues at a business club and reimbursement of business entertainment expenses of up to $2,000 per year at the club. The Consulting Agreement ran for the period of 12 months and was subject to annual review by the Company. This Agreement was not renewed for 1997. Under the Deferred Compensation Agreement, Mr. Ross, or his heirs, received deferred payment for services previously rendered in the amount of $60,000 for 1996, and will receive $31,000 for each year thereafter until Mr. Ross reaches age 70.

          Defined Benefit Pension Retirement Plan

                    From 1988 to 1996, the Company maintained a Defined Benefit Pension Retirement Plan (the "Defined Benefit Plan") for all full time employees meeting minimum age and service
          requirements.   At the later of age 65 or the fifth year of
          participation, participants are entitled to accrued monthly pension benefits computed under a final average pay formula equal to 75% of average monthly compensation, up to a maximum of $50,000 per year, reduced proportionately for each year of service less than ten. The non-forfeitable right of an employee to pension benefits accrues after a three year period of employment. Benefits are not reduced by social security payments or by payments from other sources. The Defined Benefit Plan is funded through Company contributions, and benefits are payable under one of several payment options including lifetime annuity and lump sum settlement. Mr. Grum's benefits are not fully vested. This plan was terminated in September 1996.

          Compensation of Directors

                    During 1996, under the Company's standard compensation arrangements with directors, each non-employee director receives an annual fee of $1,000 plus $750 for attendance at each meeting of the Board of Directors and each meeting of a Committee not held on the same day as a Board meeting, and the Chairman of the Board, Mr. Newman, received an annual fee of $2,500 plus $750 for attendance at Board and Committee meetings.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                    The following table sets forth the holdings of each person who owns of record or beneficially five percent or more of the Company's Common Stock, and by all officers and directors as a group, as of March 13, 1997.

                                  Amount and Nature    Percent of
    Name and Address              of Ownership (1)        Class

    More than 5% owners:

    Reginald B. Newman II              500,000            8.8%
    700 Grand Island Boulevard
    Tonawanda, New York 14150

    Willis S. McLeese (2)              400,000            7.0%
    45 St. Clair Avenue, West
    Suite 902
    Toronto, Canada

    All Directors and Officers
    as a group (11 persons):       1,390,058(3)           24.4%
   ______________________

          (1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. All amounts of securities listed are owned both of record and beneficially unless otherwise noted.

          (2) Such shares are owned by Colmac Holdings Limited, a corporation of which Mr. McLeese is the Chairman and principal owner.

          (3) Except as indicated in (2) above and 9,835 shares as to which members of the group have sole voting and shared investment control, members of the group have sole voting and investment power over the shares indicated.

                    To the knowledge of the Company, no person: (a) beneficially owns, either directly or through one or more controlled companies, more than 25% of the voting securities of the Company; (b) has acknowledged or asserted that it controls the Company: or (c) has been adjudged under Section 2(a)(9) of the Investment Company Act of 1940 to control the Company.

                        INVESTMENT ADVISORY AND OTHER SERVICES


                    The Company has no investment adviser and is not a party to any management-related service contracts. The Company is advised by its officers under the supervision of its Board of Directors.

                    Deloitte & Touche LLP independent auditors, with an office at Suite 250, Key Bank Tower, 50 Fountain Plaza, Buffalo, New York 14202 acts as independent auditors for the Company. In such capacity, Deloitte & Touche LLP examines and audits the accounts of the Company.


              ALLOCATION OF BROKERAGE, TRANSFER AGENT AND CUSTODIANSHIP

          Brokerage

               Because the Company primarily makes venture capital investments by negotiated transactions involving securities which are not publicly traded, the Company does not ordinarily pay brokerage on its purchase of portfolio securities. From time to time the Company has sought to increase its return on its cash awaiting venture capital investment by purchasing certificates of deposit and government or mortgage backed debt securities from the issuing banks or from dealers in these securities.

               The Company has no agreement, understanding or allocation formula with respect to the placement of brokerage. In selecting brokers, the Company may give consideration to a broker who has presented prospective investments to it or has furnished research or other information to it which has been useful in evaluating an investment. However, no Company employee is authorized knowingly to permit any broker to charge the Company a commission exceeding the lowest commission generally available to it.

          Transfer Agent

                    The Company's transfer agent, registrar and dividend paying agent is Continental Stock Transfer & Trust Company, 2 Broad Street, New York, New York 10007.

          Custodianship

                    The Company maintains custody of its own portfolio securities and does not have a third-party custodian. The Company's portfolio securities are kept in a vault maintained at a branch office of Marine Midland Bank, N.A. located in the Rand Building at LaFayette Square, Buffalo, New York 14203.

                                      TAX STATUS

               Subchapter M of the Internal Revenue Code establishes special tax provisions for a "regulated investment company." The Company does not now qualify and does not expect to qualify as a regulated investment company for 1997 and is therefore subject to regular corporate tax rates. Rand Capital and Rand SBIC file consolidated tax returns.

               The Company may choose to become a regulated investment company in any year in which it can qualify and such election is determined to be beneficial to it. There is no assurance that it will be able to qualify. Once made, an election cannot be revoked.

               If the Company were to qualify and to elect to be a regulated investment company, it would (i) distribute all of its net investment income and gains to shareholders and these distributions would be taxable as ordinary income or capital gains, (ii) shareholders might be proportionately liable for taxes on income and gains of the Company, but shareholders not subject to tax on their income would not be required to pay tax on amounts distributed to them, and (iii) the Company would inform shareholders of the amount and nature of the income or gains. Tax items which are treated differently for alternative minimum taxation and regular taxation must be apportioned between a regulated investment company and its shareholders.

               In order for the Company to qualify for tax treatment as a regulated investment company, at least (1) 90% of the Company's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from a sale or other disposition of stock or securities, and less than 30% of its gross income may be derived from the sale or distribution of stock or securities held for less than 3 months, and (2) 50% of the value of its total assets at the close of each quarter must be represented by cash and cash equivalent items, government securities, securities of other regulated investment companies, and securities of companies of which the Company owns 10% or less of the outstanding voting securities and the Company must not invest more than 25% of its assets in any one issuer.

                                 FINANCIAL STATEMENTS

               The Statements of Financial Position at December 31, 1995 and December 31, 1996, including the Portfolio of Investments at December 31, 1996 and the related Statements of Operations and Changes in Net Assets for each of the years then ended, and the Schedules of Selected Per Share Data and Ratios for each of the five years in the period ended
          December 31, 1996, together with the report thereon of Deloitte & Touche LLP dated January 24, 1997 are contained on pages 3 through 16 of the Rand Capital Corporation Annual Report for 1996 and are incorporated herein by reference.

                                        PART C

                                  OTHER INFORMATION


          Item 24.  Financial Statements and Exhibits

          1.   Financial Statements:

               The following documents are filed as part of this Registration Statement:

                    The financial statements and the report of Deloitte & Touche LLP set forth on pages 3 through 16 of the Rand Capital Corporation Annual Report for the year ended December 31, 1996 are incorporated by reference in this Form N-2.

               Schedules other than those listed above are omitted because of the absence of the conditions under which they are required or because the information called for is included in the financial statements or notes thereto.

                                                                 Page or
          2.   Exhibits:                                         Reference

               (a)(1)    -Certificate of Incorporation of             (1)
                         Registrant -- Certificate of incorp-
                         oration, filed 2/24/69; Certificate
                         of Amendment, dated 10/27/69;  Cert-
                         ificate of Amendment, dated 11/26/69;
                         Certificate of Amendment, dated 7/14/92

               (a)(2) -Certificate of Incorporation of Registrant * -- Certificate of Amendment, dated May 4, 1995; Certificate of Merger of Rand SBIC, Inc.
                         into Rand Capital Corporation, dated 9/27/94; Certificate of Amendment, dated 4/25/96; Cert- -ificate of Amendment, dated 4/17/97


               (b)       -By-Laws of Registrant                       *

               (c)       -[Not applicable]

               (d)(1)    -Specimen Certificate for Common
                         Stock of Registrant                          *

               (d)(2)    -Form of Subscription Agreement              *
                         among Registrant and holders of
                         securities being registered

                                                                 Page or
               Exhibit                                           Reference



               (e)       -[Not applicable]

               (f)       -[Not applicable]

               (g)       -[Not applicable]

               (h)       -[Not applicable]

               (i)(1) -Deferred Compensation Agreement, effective * December 31, 1995, between the Registrant and Donald A. Ross

               (i)(2)    -Registrant's Defined Benefit Pension
                         Retirement Plan, dated January 1, 1988       (2)

               (i)(3)    -Registrant's 401(k) Profit Sharing
                         Prototype Plan                               (3)

               (j)       -[Not applicable]

               (k)       -[Not applicable]

               (l)       -Opinion and Consent of Hodgson,
                         Russ, Andrews, Woods & Goodyear LLP          *

               (m)       -Not applicable

               (n)       -Consent of Independent Auditors             *

               (o)       -Financial Statements                        (4)

               (p)       -[Not applicable]

               (q)       -[Not applicable]

               (r)       -Financial Data Schedule                      *

          ______________
          (1) Incorporated by reference to Exhibit 2(a) to Registrant's Registration Statement No. 33-77824, dated April 15, 1994.
          (2) Incorporated by reference to Exhibit 2(i)(2) to Registrant's Registration Statement No. 33-77824, dated April 15, 1994.
          (3) Incorporated by reference to Exhibit 2(i)(3) to Registrant's Registration Statement No. 33-77824, dated April 15, 1994.
          (4) The Statements of Financial Position at December 31, 1995 and December 31, 1996, including the Portfolio of Investments at December 31, 1996 and the related Statements of Operations and Changes in Net Assets for each of the years then ended, and Schedules of Selected Per Share Data and Ratios for each of the five years in the period ended December 31, 1996, together with the report thereon of Deloitte & Touche LLP dated January 24, 1997 are contained on pages 3 through 16 of the Rand Capital Corporation Annual Report for 1996 as filed pursuant to Rule 30d-2 and are incorporated herein by reference.

           *   Filed herewith.


          Item 25.  Marketing Arrangements

               None

          Item 26.  Other Expenses of Issuance and Distribution

               The following table sets forth the expenses payable in connection with the issuance and distribution of the securities being registered. All of the amounts shown are estimates, except the registration fee. None of such expenses shall be borne by security holders of the Company.

          Registration fee.............................$   916.09
          NASD fee.....................................$   802.34
          Transfer agent's fee........................ $   180.00

          Printing (other than stock certificates).....$   300.00

          Engraving and printing stock certificates....$    25.00

          Expenses of qualification under
          "Blue-Sky" Law...............................$ 2,000.00

          Accountants' fees and expenses...............$ 7,000.00

          Legal fees and expenses......................$50,000.00

          Miscellaneous................................$   776.57

               Total...................................$62,000.00
                                                      ===========


          Item 27.  Persons Controlled by or under Common Control with
                    Registrant

                    Not applicable.

          Item 28.  Number of Holders of Securities

               As of March 3, 1997, the number of record holders of each class of outstanding securities of Registrant was as follows:

                                                         Number of Record
                         Title of Class                      Holders

                    Common Stock ($.10 par value)......        755


          Item 29.  Indemnification

               Reference is made to the provisions of Sections 721 to 726 inclusive of the New York Business Corporation Law authorizing
          (i) the indemnification of persons who are made parties to an action by or in the right of the Company by reason of the fact that they were directors or officers of the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by them in connection with their defense of such action, except in relation to matters as to which they were adjudged to have breached their duties to the Company, and (ii) the indemnification of officers and directors in the defense of other actions against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees incurred therein, if they acted in good faith for a purpose which they reasonably believed to be in the best interests of the Company and, in criminal actions or proceedings, in addition, had no reasonable cause to believe the conduct was unlawful.

               Article VI of the By-laws of Registrant provides:

                    " SECTION 1.  RIGHT OF INDEMNIFICATION.  Except to the
               extent expressly prohibited by law, the Corporation shall indemnify any person, made or threatened to be made, a party in any civil or criminal action or proceeding, including an action or proceeding by or in the right of the Corporation to procure a judgment in its favor or by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or serves or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be required with respect to any settlement unless the Corporation shall have given its prior approval thereto. Such indemnification shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law. In addition to the foregoing, the Corporation is authorized to extend rights to indemnification and advancement of expenses to such persons by (i) resolution of shareholders; (ii) resolution of directors or (iii) an agreement, to the extent not expressly prohibited by law.

                    SECTION 2. AVAILABILITY AND INTERPRETATION.  To the
               extent permitted under applicable law, the rights of indemnification and to the advancement of expenses provided in this Article VI (a) shall be available with respect to events occurring prior to the adoption of this Article VI,
               (b) shall continue to exist after any rescission or restrictive amendment of this Article VI with respect to events occurring prior to such rescission or amendment, (c) shall be interpreted on the basis of applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding or, at the sole discretion of the director or officer or, if applicable, the testator or intestate of such director or officer seeking such right, on the basis of applicable law in effect at the time such rights are claimed and (d) shall be in the nature of contract rights that may be enforced in any court of competent jurisdiction as if the Corporation and the director or officer for whom such rights are sought were parties to a separate written agreement.

                    SECTION 3. OTHER RIGHTS.  The rights of indemnification
               and to the advancement of expenses provided in this Article VI shall not be deemed exclusive of any other rights to which any director or officer of the Corporation or other person may now or hereafter be otherwise entitled whether contained in the certificate of incorporation, these by-laws, a resolution of the shareholders, a resolution of the Board of Directors or an agreement providing for such indemnification, the creation of such other rights being hereby expressly authorized. Without limiting the generality of the foregoing, the rights of indemnification and to the advancement of expenses provided in this Article VI shall not be deemed exclusive of any rights, pursuant to statute or otherwise, of any director of or officer of the Corporation or other person in any action or proceeding to have assessed or allowed in his or her favor, against the Corporation or otherwise, his or her costs and expenses incurred therein or in connection therewith or any part thereof.

                    SECTION 4. SEVERABILITY.  If this Article VI or any
               part hereof shall be held unenforceable in any respect by a court of competent jurisdiction, it shall be deemed modified to the minimum extent necessary to make it enforceable, and the remainder of this Article VI shall remain fully enforceable."


                    Reference is made to Section 402(b) of the New York Business Corporation Law, which generally provides that the certificate of incorporation of a New York corporation may set forth a provision eliminating or limiting the personal liability of directors of the corporation for damages for any breach of duty in such capacity, provided that no such provision shall eliminate or limit the liability of any director if a judgement or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he gained in fact a financial profit or other advantage to which he was not legally entitled.

                    Consistent with Section 402(b) of the New York Business Corporation Law, Paragraph 7 of the Registrant's Certificate of Incorporation provides:

                    "7. To the fullest extent now or hereafter permitted by law, no director of the corporation shall be personally liable to the corporation its shareholders for damages for any breach of duty in such capacity."

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               The Company has obtained an insurance policy from American Alliance Company that indemnifies (i) the Company for any obligation incurred as the result of the Company's indemnification of its directors and officers under the provisions of the New York Business Corporation Law and the Company's By-Laws, and (ii) the Company's directors and officers as permitted under the New York Business Corporation Law and the Company's By-Laws.


          Item 30.  Business and Other Connections of Investment Adviser

               Not applicable.

          Item 31.  Location of Accounts and Records

               All accounts, books or other documents required to be maintained under Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at the office of the Registrant at 2200 Rand Building, Buffalo, New York 14203.

          Item 32.  Management Services

               Not applicable.

          Item 33.  Undertakings

               1. Registrant hereby undertakes to suspend offering of its shares until it amends the prospectus contained herein if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10% from its net asset value as of the effective date of the Registration Statement or
          (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

               2.   Not applicable.

               3.   Not applicable.

               4.   Registrant hereby undertakes:

                    (a) to file, during any period in which offers or sales are being made, a post-effective amendment to its Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, (2) to reflect in the prospectus any facts or events after the effective date of its Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in its Registration Statement, and (3) to include any material information with respect to the plan of distribution not previously disclosed in its Registration Statement or any material change to such information in its Registration Statement;

                    (b) that, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offering therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

                    (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               5.   Not applicable.

               6. Registrant hereby undertakes to send by first-class mail or other means designed to insure equally prompt delivery, within two (2) business days of receipt of a written or oral request, the Statement of Additional Information.

                                  POWER OF ATTORNEY

                    We, the undersigned directors and officers of Rand Capital Corporation and each of us, do hereby constitute and appoint Allen F. Grum, Nora B. Sullivan and Robin K. Penberthy, or any of them, our true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in our name and behalf and in our capacities as directors and officers to execute any and all instruments for us and in our names and in our capacities listed below, which attorneys and agents, or any of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and we do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


                                      SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on the 17th day of April, 1997.


                                        RAND CAPITAL CORPORATION
                                            (Registrant)


                                             S/Allen F. Grum
                                        By_______________________________
                                             (Allen F. Grum, President)


               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                    Signature                Title         Date

          Principal Executive Officer:


               S/Allen F. Grum          President and  April 17, 1997
          _______________________          Director
               (Allen F. Grum)


          Principal Financial Officer and
            Principal Accounting Officer:


               S/Robin K. Penberthy     Chief Financial     April 17, 1997
          _____________________________     Officer
               (Robin B. Penberthy)

          Directors:


               S/Reginald B. Newman II  Chairman and        April 17, 1997
          _____________________________    Director
               (Reginald B. Newman II)


               S/Thomas R. Beecher, Jr. Director            April 17, 1997
          ______________________________
               (Thomas R. Beecher, Jr.)


               S/Allen F. Grum          Director            April 17, 1997
          ___________________________
               (Allen F. Grum)


               S/Luiz F. Kahl           Director            April 17, 1997
          ____________________________
               (Luiz F. Kahl)


               S/ Ross B. Kenzie        Director            April 17, 1997
          ____________________________
               (Ross B. Kenzie)


               S/ Willis S. McLeese     Director            April 17, 1997
          ______________________________
               (Willis S. McLeese)


               S/ Jayne K. Rand         Director            April 17, 1997
          _________________________
               (Jayne K. Rand)


               S/ Frederick W. Winter   Director            April 17, 1997
          ______________________________
               (Frederick W. Winter)

                                    EXHIBIT INDEX


                                                            Reference or
                                                            Sequentially
               Exhibit                                      Numbered Page

               (a)(1)    -Certificate of Incorporation of             (1)
                         Registrant -- Certificate of incorp-
                         oration, filed 2/24/69; Certificate
                         of Amendment, dated 10/27/69;  Cert-
                         ificate of Amendment, dated 11/26/69;
                         Certificate of Amendment, dated 7/14/92

               (a)(2) -Certificate of Incorporation of Registrant * -- Certificate of Amendment, dated May 4,1995; Certificate of Merger of Rand SBIC, Inc.
                         into Rand Capital Corporation, dated 9/27/94; Certificate of Amendment, dated 4/25/96; Cert- -ificate of Amendment, dated 4/17/97


               (b)       -By-Laws of Registrant                       *

               (c)       -[Not applicable]

               (d)(1)    -Specimen Certificate for Common
                         Stock of Registrant                          *

               (d)(2)    -Form of Subscription Agreement              *
                         among Registrant and holders of
                         securities being registered

               (e)       -[Not applicable]

               (f)       -[Not applicable]

               (g)       -[Not applicable]

               (h)       -[Not applicable]

               (i)(1) -Deferred Compensation Agreement, effective * December 31, 1995, between the Registrant and Donald A. Ross

               (i)(2)    -Registrant's Defined Benefit Pension
                         Retirement Plan, dated January 1, 1988       (2)

               (i)(3)    -Registrant's 401(k) Profit Sharing
                         Prototype Plan                               (3)

               (j)       -[Not applicable]

               (k)       -[Not applicable]

               (l)       -Opinion and Consent of Hodgson,
                         Russ, Andrews, Woods & Goodyear LLP          *

               (m)       -Not applicable

               (n)       -Consent of Independent Auditors             *

               (o)       -Financial Statements                        (4)

               (p)       -[Not applicable]

               (q)       -[Not applicable]

               (r)       -Financial Data Schedule                     *

          ______________
          (1) Incorporated by reference to Exhibit 2(a) to Registrant's Registration Statement No. 33-77824, dated April 15, 1994.
          (2) Incorporated by reference to Exhibit 2(i)(2) to Registrant's Registration Statement No. 33-77824, dated April 15, 1994.
          (3) Incorporated by reference to Exhibit 2(i)(3) to Registrant's Registration Statement No. 33-77824, dated April 15, 1994.
          (4) The Statements of Financial Position at December 31, 1995 and December 31, 1996, including the Portfolio of Investments at December 31, 1996 and the related Statements of Operations and Changes in Net Assets for each of the years then ended, and Schedules of Selected Per Share Data and Ratios for each of the five years in the period ended December 31, 1996, together with the report thereon of Deloitte & Touche LLP dated January 24, 1997 are contained on pages 3 through 16 of the Rand Capital Corporation Annual Report for 1996 as filed pursuant to Rule 30d-2 and are incorporated herein by reference.

           *   Filed herewith.